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                                                                   EXHIBIT 10.25


                         STOCKHOLDER VOTING AGREEMENT

     THIS STOCKHOLDER VOTING AGREEMENT (the "Voting Agreement") is made and entered into as of November 6, 1997 by and between Titan Exploration, Inc., a Delaware corporation ("Titan"), and the undersigned officer, director or affiliate ("Stockholder") of Offshore Energy Development Corporation, Delaware corporation ("OEDC").

                                  WITNESSETH:

     WHEREAS, concurrently with the execution of this Voting Agreement, Titan, Titan Offshore, Inc, a Delaware corporation and a wholly-owned subsidiary of Titan ("Sub"), and OEDC have entered into that certain Amended and Restated Agreement and Plan of Merger, dated as of November 6, 1997 (the "Merger Agreement"), which provides for the merger of Sub with and into OEDC (the "Merger"), pursuant to which OEDC will become a wholly-owned subsidiary of Titan; and

     WHEREAS, Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of shares of the outstanding capital stock of OEDC indicated on the signature page of this Voting Agreement (the "Shares"); and

     WHEREAS, in consideration of and to induce the execution and delivery of the Merger Agreement by Titan, Stockholder is willing to agree not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of OEDC acquired hereafter and prior to the Expiration Date (as defined in Section 1 below), except as specifically permitted hereby, and to vote the Shares and any other such shares of capital stock of OEDC so as to facilitate the consummation of the Merger, as more fully described below;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. NO TRANSFER OR ENCUMBRANCE OF SHARES. Stockholder agrees not to transfer, sell, exchange, pledge or offer to transfer or sell or otherwise dispose of or encumber any of the Shares or any New Shares (as defined below), or to make any offer or agreement relating thereto at any time prior to the Expiration Date (as defined below). The foregoing restrictions shall not prohibit a transfer of Shares or New Shares to a trust for the benefit of Stockholder or to a limited partner of Stockholder or a transfer of Shares or New Shares upon the death of Stockholder; provided, however, that any transferee with respect to such transfer shall agree to be bound by the terms and conditions of this Voting Agreement. As used herein, the term "Expiration Date" shall mean the earliest to occur of (i) the date on which Titan and OEDC mutually consent to terminate this Agreement in writing, (ii) consummation of the transactions contemplated by the Merger Agreement, or (iii) prior to the consummation of the transactions contemplated by the Merger Agreement, the termination of the Merger Agreement pursuant to its terms. Stockholder agrees that any shares of capital stock of OEDC that Stockholder purchases or with respect to which Stockholder otherwise acquires
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beneficial ownership after the execution of this Voting Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Voting Agreement to the same extent as if such shares were owned as of the date hereof.

     2. AGREEMENT TO VOTE SHARES. At every meeting of the OEDC stockholders prior to the Expiration Date called with respect to any of the following, and at any adjournment thereof, and with respect to every action or approval by written consent of OEDC stockholders prior to the Expiration Date solicited with respect to any of the following, Stockholder shall vote the Shares and any New Shares:
(i) in favor of approval of the Merger Agreement and the Merger and any proposal or action which would, or could reasonably be expected to, facilitate the Merger, (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, (iii) against any merger or consolidation of OEDC with, sale of assets or stock of OEDC to, or reorganization or recapitalization involving OEDC with, any party other than as contemplated or permitted by the Merger Agreement, (iv) against any liquidation or winding up of OEDC, and (v) against any other proposal or action which would, or could reasonably be expected to, prohibit or discourage the Merger: This Voting Agreement is intended to bind Stockholder only with respect to the specific matters set forth herein, and shall not prohibit Stockholder from acting in accordance with his fiduciary duties as an officer, director or affiliate of OEDC.

     3. IRREVOCABLE PROXY. Concurrently with the execution of this Voting Agreement, Stockholder agrees to deliver to Titan a proxy in the form attached hereto as ANNEX A (the "Proxy"), which shall be irrevocable to the extent provided therein; provided, however, that the Proxy shall be revoked upon termination of this Voting Agreement in accordance with its terms.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants to Titan as follows:

          4.1. OWNERSHIP OF SHARES. Stockholder (i) is the holder of record and beneficial owner of the Shares and will be the holder of record and beneficial owner of all New Shares, if any, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances that would interfere with the voting of the Shares or the granting of any proxy with respect thereto,
     (ii) does not beneficially own any shares of capital stock of OEDC other than the Shares (except to the extent that Stockholder currently disclaims beneficial ownership in accordance with applicable law) and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Voting Agreement and the Proxy.

          4.2. NO VOTING TRUSTS AND AGREEMENTS. Between the date of this Agreement and the Expiration Date, Stockholder will not, and will not permit any entity under Stockholder's control to, deposit any shares of OEDC capital stock held by Stockholder or such entity in a voting trust or subject any shares of OEDC capital stock held by such Stockholder or such entity to any arrangement or agreement with respect

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     to the voting of such shares of capital stock, other than agreements entered into with Titan.

          4.3. VALIDITY; NO CONFLICT. This Voting Agreement constitutes the legal, valid and binding obligation of Stockholder. Neither the execution of this Voting Agreement by Stockholder nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any provision of any trust, charter, partnership agreement or other charter document applicable to Stockholder, (ii) any agreement to which Stockholder is a party or by which Stockholder is bound, (iii) any decree, judgment or order to which Stockholder is subject, or (iv) any law or regulation now in effect applicable to Stockholder.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF Titan. Titan represents, warrants and covenants to Stockholder as follows:

          5.1.  DUE AUTHORIZATION.   This Voting Agreement has been authorized
     by all necessary corporate action on the part of Titan and has been duly executed by a duly authorized officer of Titan.

          5.2.  VALIDITY; NO CONFLICT.   This Voting Agreement constitutes the
     legal, valid and binding obligation of Titan. Neither the execution of this Voting Agreement by Titan nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any agreement to which Titan is a party or by which Titan is bound, (ii) any decree, judgment or order to which Titan is subject, or (iii) any law or regulation now in effect applicable to Titan.

     6.   ADDITIONAL DOCUMENTS.   Stockholder and Titan hereby covenant and
agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Titan's legal counsel or Stockholder, as the case may be, to carry out the intent of this Voting Agreement.

     7. CONSENT AND WAIVER. Stockholder hereby gives any consent or waiver reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party.

     8. TERMINATION. Notwithstanding any other provision contained herein, this Voting Agreement and the Proxy, and all obligations of Stockholder hereunder and thereunder, shall terminate as of the Expiration Date.

     9.   MISCELLANEOUS.

          9.1. SEVERABILITY. If any term, provision, covenant or restriction of this Voting Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this

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     Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          9.2. BINDING EFFECT AND ASSIGNMENT. This Voting Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Voting Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without the prior written consent of the other, and any attempted assignment thereof without such consent shall be null and void.

          9.3. AMENDMENTS AND MODIFICATIONS. This Voting Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          9.4. SPECIFIC PERFORMANCE: INJUNCTIVE RELIEF. The parties hereto acknowledge that Titan will be irreparably harmed by a breach of any of the covenants or agreements of Stockholder set forth herein and that there will be no adequate remedy at law for such a breach. Therefore, it is agreed that, in addition to any other remedies which may be available to Titan upon such breach, Titan shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

          9.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

               If to Titan:             Titan Exploration, Inc.
                                        500 West Texas, Suite 500
                                        Midland, Texas   79701
                                        Attention: Jack Hightower

               If to Stockholder:       To the address for notice set forth on
                                        the last page hereof.

               With a copy to:          Offshore Energy Development Corporation
                                        1400 Woodloch Forest Drive, Suite 200
                                        Houston, Texas 77380
                                        Attention: David B. Strassner

     or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

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          9.6.  GOVERNING LAW.  This Voting Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. Each party hereto irrevocably and unconditionally consents and submits to the jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered or certified mail to Stockholder c/o OEDC, at the address set forth in Section 9.5, or to Titan, at the address set forth in Section 9.5, shall be effective service of process for any action, suit or proceeding brought against such party in any such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby, in the courts of the State of Delaware located in Wilmington, Delaware or the United States of America located in Wilmington, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

          9.7. ENTIRE AGREEMENT This Voting Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          9.8. COUNTERPARTS. This Voting Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          9.9. EFFECT OF HEADINGS. The section headings contained herein are for convenience only and shall not affect the construction or interpretation of this Voting Agreement.

     10. AT THE EFFECTIVE TIME, AS DEFINED IN THE MERGER AGREEMENT, THE FINANCIAL ADVISORY SERVICES AGREEMENT DATED AS OF APRIL 1, 1996 BETWEEN OEDC AND NATURAL GAS PARTNERS, L.P. ("NGP") SHALL TERMINATE AND OEDC SHALL PAY TO NGP THE FEE OWING TO NGP ON A PRO RATA BASIS FOR THE QUARTER IN WHICH THE EFFECTIVE TIME OCCURS; PROVIDED, HOWEVER, THAT ANY INDEMNIFICATION OBLIGATIONS OF OEDC IN FAVOR OF NGP PURSUANT TO PARAGRAPH 4 OF SUCH AGREEMENT FOR MATTERS ARISING PRIOR TO THE EFFECTIVE TIME SHALL REMAIN IN FULL FORCE AND EFFECT.

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     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

                                        TITAN EXPLORATION, INC.:



                                        By:   /s/ Jack D. Hightower
                                              ----------------------------------
                                              Jack D. Hightower
                                              President



Shares beneficially owned: 2,209,460    STOCKHOLDER:

                                        NATURAL GAS PARTNERS, L.P.

                                        By:   G.F.W. Energy, L.P.,
                                                    its general partner



                                        By:   /s/ David R. Albin
                                              ----------------------------------
                                              David R. Albin
                                              Authorized Representative

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                                    ANNEX A

                               IRREVOCABLE PROXY

     The undersigned stockholder of Offshore Energy Development Corporation, a Delaware corporation ("OEDC"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Titan Exploration, Inc., a Delaware corporation ("Titan"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of OEDC beneficially owned by the undersigned, which shares are listed below and any and all other shares or securities issued or issuable in respect thereof, or which the undersigned otherwise acquires, on or after the date hereof and prior to the date this proxy terminates (collectively, the "Shares"), to vote the Shares as follows:

     The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of OEDC Stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger (as defined in that certain Voting Agreement, dated November 6, 1997, between the undersigned and Titan (the "Voting Agreement")) and that certain Amended and Restated Agreement and Plan of Merger dated as of November 6, 1997 by and among Titan, Titan Offshore, Inc., a Delaware corporation and a wholly-owned subsidiary of Titan ("Sub"), and OEDC (the "Merger Agreement") and any proposal or action that could reasonably be expected to facilitate the Merger.

     The Proxyholders may not exercise this proxy with respect to any other matter. The undersigned may vote the Shares on all such other matters.

     The proxy granted by the undersigned to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the undersigned set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in OEDC to be purchased and sold pursuant the Merger Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked, and no subsequent proxies will be given with respect to the Shares until such time as this proxy shall be terminated in accordance with its terms.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of OEDC and with any Inspector of Elections at any meeting of the stockholders of OEDC.


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     This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

     Dated:    November 6, 1997



               Signature of Stockholder:      NATURAL GAS PARTNERS, L.P.

                                              By:  G.F.W. Energy, L.P.,
                                                         its general partner


                                              By:  /s/ David R. Albin
                                                   -----------------------------
                                                   David R. Albin
                                                   Authorized Representative

               Print name of Stockholder:     Natural Gas Partners, L.P.
                                              ----------------------------------

               Shares beneficially owned:     2,209,460
                                              ----------------------------------



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